                                                                      Exhibit 32

    CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
      REQUIRED BY SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of BNS Holding, Inc., a Delaware corporation (the
"Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006 (the
"Form 10-QSB") of the Company fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date:  May 2, 2006

                                           /s/ Michael Warren
                                           -------------------------------------
                                           Michael Warren
                                           Chief Executive Officer and
                                              Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code) and is not being filed as part of the Form
10-QSB or as a separate disclosure document for purposes of Section 18 of the
Securities Exchange Act of 1934.

A signed original of this written statement required by Section 906 has been provided to BNS Holding, Inc. and will be retained by BNS Holding, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.